UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2016

Annual Report
to Shareholders

Deutsche Short Duration Fund

Contents

3 Letter to Shareholders

4 Portfolio Management Team

10 Performance Summary

13 Investment Portfolio

33 Statement of Assets and Liabilities

35 Statement of Operations

37 Statements of Changes in Net Assets

38 Financial Highlights

43 Notes to Financial Statements

61 Report of Independent Registered Public Accounting Firm

62 Information About Your Fund's Expenses

63 Tax Information

64 Advisory Agreement Board Considerations and Fee Evaluation

69 Board Members and Officers

74 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Deutsche Short Duration Fund produced a total return of 1.65% for the 12 months ended September 30, 2016. The fund’s benchmark, the Bloomberg Barclays 1–3 Year Government/Credit Index, produced a total return of 1.31% for the same period.

About Spread Sectors

Spread sectors are areas of the bond market that trade at a yield advantage, or credit spread, relative to U.S. Treasuries. These include more highly rated sectors such as investment-grade corporate bonds and mortgage-backed securities, as well as more speculative sectors, including high-yield corporate bonds and emerging-markets debt. All of these sectors are to varying degrees sensitive to investors' tolerance of credit risk. Yield spreads offered in these areas typically narrow (and prices rise) as the economic outlook improves and investors become more confident that they will receive promised payments of principal and interest. Conversely, as the outlook weakens, spread sectors may underperform.

As the period opened, expectations were solidifying that the December 16, 2015 meeting of the U.S. Federal Reserve Board (the Fed) would see an initial hike in short-term rates, a view which was ultimately confirmed. The Fed’s action was supported by a continued moderate upward trend in the domestic economy despite an absence of support from growth overseas, and by improving U.S. employment numbers. Entering 2016, markets were prepared for the Fed to implement a number of additional modest upward adjustments in its benchmark short-term rate. However, January saw expectations for future rate hikes pushed out on a resurgence of concern around China’s slowing growth rate, along with yet another decline in energy prices, which would ultimately bring crude oil down below $30 a barrel. With oil viewed as a proxy for the global demand outlook, credit-sensitive segments of the bond market suffered in the wake of its decline. Around the middle of February 2016, credit-based assets would begin to recover the lost ground, supported by the revised outlook with respect to Fed action and stepped-up efforts by central banks overseas to stimulate growth. A rebound in oil prices off of their January lows also helped bolster sentiment.

"Credit-based assets would begin to recover the lost ground, supported by the revised outlook with respect to Fed action and stepped-up efforts by central banks overseas."

In late June 2016 , markets were rocked by a U.K. referendum which resulted in a vote to leave the European Union. The uncertainty around a host of issues raised by a possible "Brexit" drove an investor flight to safety that pushed U.S. Treasury yields down to historically low levels and trimmed earlier gains experienced by credit-sensitive areas of the market. Risk sentiment quickly recovered, however, as investors put into perspective the likely impact of a Brexit on global growth. U.S. interest rates would finish the period only marginally above their post-Brexit lows, as demand for Treasuries was supported by the negative interest rates promoted by central banks overseas, most notably the European Central Bank and Bank of Japan. Oil prices fluctuated in the $40 to $50 a barrel range for most of the second and third quarters of 2016, reflecting a stabilization of sentiment with respect to the global demand backdrop.

With the exception of the short end of the curve, U.S. Treasury yields trended lower over the period. To illustrate, along the U.S. Treasury curve, the two-year yield rose from 0.64% to 0.77%, while the five-year declined from 1.37% to 1.14%, the 10-year from 2.06% to 1.60%, the 20-year from 2.51% to 1.99% and the 30-year from 2.87% to 2.32%. Credit spreads — the incremental yield offered by lower-quality vs. higher-quality fixed-income instruments — narrowed substantially for the 12-month period.

Positive and Negative Contributors to Performance

In an environment of narrowing credit spreads, the principal contributor to the fund's relative performance was our above-benchmark exposure to credit-oriented sectors. In this vein, an overweight position in investment-grade corporate issues added to returns, in particular exposure to financials and economically sensitive industrials. In addition, the fund's performance was aided notably by an out-of-benchmark allocation to emerging-markets debt, where returns were boosted by improved sentiment around China's economy as well as the ongoing global search for yield.

The fund had significant exposure to securitized sectors during the period. Within this allocation residential mortgage-backed securities (MBS), asset-backed securities (ABS) and collateralized loan obligations (CLOs) all experienced meaningful positive price trends and spread tightening, supported by stable performance of the underlying collateral.

Positioning with respect to overall portfolio duration and corresponding interest rate sensitivity detracted from returns relative to the benchmark, as we were short duration in early 2016 as rates declined.

The fund's tactical shift into below-investment grade, high-yield corporates going into 2016 detracted, although some of this performance shortfall was recovered as high-yield bonds rallied after mid-February. Finally, the fund's position in commercial mortgage-backed securities (CMBS) was a slight negative contributor.

The fund used interest rate derivatives as part of implementing the fund's overall duration stance and positioning along the yield curve, as well as to hedge against certain risks. Currency forwards were used for hedging when buying non-U.S.-dollar-denominated bonds, as well as for tactically shifting currency exposures, adding to returns for the period.

Outlook and Positioning

As of September 30, 2016, the bulk of the portfolio was allocated as follows: 35% to securitized assets including ABS, MBS, CMBS and collateralized mortgage obligations; 39% to investment-grade corporate bonds; 10% to U.S. Treasuries; 8% to emerging-markets bonds; and 5% to U.S. high-yield corporate bonds. At period-end, the fund’s overall duration was 2.0 years vs. 1.9 years for the benchmark.

At period-end, the fund remained overweight in credit sectors due to our positive view of technical factors supporting the marketplace, including strong demand for yield assets amid the global low-interest-rate environment. There were also signs of a slowing in new issuance of corporate bonds, which could put downward pressure on secondary market spreads. Within credit, we had a preference for CLOs, high-yield corporates and emerging-market-bonds. Within structured segments, we were not looking to add to the fund’s MBS allocation, as we viewed valuations there as rich. Performance of underlying ABS collateral has been solid, and we expect to be opportunistic with respect to new issuance in the segment. More broadly, we will look for opportunities to diversify risks in the portfolio and for relative valuation opportunities created by volatility.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Rick Smith, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2004 with 21 years of industry experience. Prior to joining, he served 11 years as a Fixed Income Investment Grade Portfolio Manager at MFS Investments. Previously, he worked as a Research Analyst at Salomon Brothers.

— Senior Portfolio Manager: New York.

— BA in Economics from Vassar College; MBA in Finance from Vanderbilt University.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays 1–3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or security.

Brexit is a combination of the words "Britain" and "exit" and refers to the exit of the United Kingdom from the European Union.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Asset-backed securities (ABS) are bonds backed by receivables from consumer debt such as credit cards, home equity loans and auto loans.

Collateralized-mortgage obligations (CMOs) are securities structured to provide investors with the right to receive specified cash flows from principal and interest payments on underlying mortgage pools.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Performance Summary September 30, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
Unadjusted for Sales Charge	1.65%	1.67%	2.33%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–1.14%	1.11%	2.05%
Bloomberg Barclays 1–3 Year Government/Credit Index†	1.31%	1.05%	2.59%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
Unadjusted for Sales Charge	0.89%	0.92%	1.57%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.89%	0.92%	1.57%
Bloomberg Barclays 1–3 Year Government/Credit Index†	1.31%	1.05%	2.59%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 9/30/16
No Sales Charges		1.79%	0.69%
Bloomberg Barclays 1–3 Year Government/Credit Index†		1.31%	1.19%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
No Sales Charges	1.79%	1.92%	2.54%
Bloomberg Barclays 1–3 Year Government/Credit Index†	1.31%	1.05%	2.59%
Institutional Class	1-Year	5-Year	Life of Class**
Average Annual Total Returns as of 9/30/16
No Sales Charges	1.79%	1.93%	2.33%
Bloomberg Barclays 1–3 Year Government/Credit Index†	1.31%	1.05%	1.89%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2016 are 0.87%, 1.63%, 0.76%, 0.69% and 0.61% for Class A, C, R6, S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Short Duration Fund — Class A ■ Bloomberg Barclays 1–3 Year Government/Credit Index†

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014.

** Institutional Class shares commenced operations on August 27, 2008.

† Bloomberg Barclays 1–3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
9/30/16	$ 8.74	$ 8.73	$ 8.75	$ 8.76	$ 8.74
9/30/15	$ 8.82	$ 8.81	$ 8.84	$ 8.85	$ 8.83
Distribution Information as of 9/30/16
Income Dividends, Twelve Months	$ .22	$ .16	$ .25	$ .25	$ .24
September Income Dividend	$ .0186	$ .0132	$ .0204	$ .0204	$ .0204
SEC 30-day Yield††	1.61%	.91%	1.89%	1.90%	1.90%
Current Annualized Distribution Rate††	2.55%	1.81%	2.80%	2.79%	2.80%

†† The SEC yield is net investment income per share earned over the month ended September 30, 2016, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.60%, 0.90%, 1.71% and 1.84% for Class A, Class C, Class R6 and Class S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.54%, 1.80%, 2.62% and 2.73% for Class A, Class C, Class R6 and Class S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of September 30, 2016

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 49.6%
Consumer Discretionary 5.9%
Ally Financial, Inc.:
3.25%, 11/5/2018		165,000	165,825
4.25%, 4/15/2021		1,800,000	1,833,750
Charter Communications Operating LLC, 144A, 3.579%, 7/23/2020		4,130,000	4,316,668
CSC Holdings LLC, 8.625%, 2/15/2019		2,100,000	2,344,125
DISH DBS Corp., 7.875%, 9/1/2019		2,100,000	2,352,000
Ford Motor Credit Co., LLC, 2.021%, 5/3/2019		5,710,000	5,721,140
General Motors Co., 3.5%, 10/2/2018		380,000	391,723
General Motors Financial Co., Inc., 3.2%, 7/13/2020		3,195,000	3,271,514
Hyundai Capital America:
144A, 2.5%, 3/18/2019		5,000,000	5,084,190
144A, 2.875%, 8/9/2018		2,301,000	2,348,338
Lennar Corp., 4.125%, 12/1/2018		110,000	113,025
MGM Resorts International, 5.25%, 3/31/2020		2,200,000	2,343,000
Myriad International Holdings BV, 144A, 6.375%, 7/28/2017		5,000,000	5,154,360
Newell Brands, Inc., 2.6%, 3/29/2019		5,000,000	5,112,200
Nissan Motor Acceptance Corp.:
144A, 1.55%, 9/13/2019		2,450,000	2,445,615
144A, 2.0%, 3/8/2019		4,840,000	4,884,286
RCI Banque SA, 144A, 3.5%, 4/3/2018		9,000,000	9,252,981
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021		80,000	82,600
TRI Pointe Group, Inc., 4.875%, 7/1/2021		1,375,000	1,409,375
			58,626,715
Consumer Staples 0.8%
ConAgra Foods, Inc., 2.1%, 3/15/2018		503,000	507,010
Kraft Heinz Foods Co., 2.8%, 7/2/2020		3,890,000	4,031,308
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		2,200,000	2,356,750
Smithfield Foods, Inc., 7.75%, 7/1/2017		18,000	18,675
Wesfarmers Ltd., 144A, 1.874%, 3/20/2018		1,000,000	1,002,370
			7,916,113
Energy 5.4%
Columbia Pipeline Group, Inc., 2.45%, 6/1/2018		2,300,000	2,313,694
ConocoPhillips Co., 4.2%, 3/15/2021 (b)		3,630,000	3,928,938
Continental Resources, Inc., 5.0%, 9/15/2022 (b)		2,500,000	2,493,750
Crestwood Midstream Partners LP, 6.0%, 12/15/2020		2,500,000	2,518,750
Delek & Avner Tamar Bond Ltd., 144A, 3.839%, 12/30/2018		3,963,000	4,127,465
Energy Transfer Partners LP:
4.15%, 10/1/2020		3,850,000	4,026,811
6.125%, 2/15/2017		4,000,000	4,060,616
KazMunayGas National Co. JSC, 144A, 9.125%, 7/2/2018		3,150,000	3,477,002
Kinder Morgan Energy Partners LP, 2.65%, 2/1/2019		10,000,000	10,084,020
Kinder Morgan, Inc.:
7.0%, 6/15/2017		100,000	103,485
7.25%, 6/1/2018		35,000	37,792
ONEOK Partners LP:
3.2%, 9/15/2018		5,375,000	5,476,743
3.8%, 3/15/2020 (b)		4,500,000	4,645,714
Petrobras Global Finance BV, 8.375%, 5/23/2021		1,965,000	2,146,763
Petroleos Mexicanos, 144A, 5.5%, 2/4/2019		2,000,000	2,109,000
Sunoco LP, 144A, 6.25%, 4/15/2021		2,200,000	2,266,000
			53,816,543
Financials 22.5%
AerCap Ireland Capital Ltd., 3.95%, 2/1/2022		2,585,000	2,649,625
Air Lease Corp., 2.125%, 1/15/2020 (c)		4,065,000	4,056,541
Ares Capital Corp., 3.625%, 1/19/2022		12,000,000	12,078,156
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		2,000,000	2,002,500
Bank of America Corp., Series L, 2.6%, 1/15/2019		10,000,000	10,195,170
Bank of Baroda, 144A, 4.875%, 7/23/2019		3,500,000	3,738,221
Bank of Ceylon, REG S, 5.325%, 4/16/2018		1,510,000	1,537,935
Bank of India, 144A, 3.625%, 9/21/2018		3,000,000	3,051,654
Banque Federative du Credit Mutuel SA, 144A, 2.75%, 1/22/2019 (b)		11,000,000	11,252,373
BNZ International Funding Ltd., 144A, 2.35%, 3/4/2019		9,000,000	9,143,082
Capital One NA, 1.85%, 9/13/2019		9,715,000	9,714,728
Citigroup, Inc.:
2.05%, 12/7/2018		2,857,000	2,878,633
2.5%, 9/26/2018		7,585,000	7,705,366
Citizens Bank NA, 2.5%, 3/14/2019		4,000,000	4,072,716
Credit Agricole SA, 144A, 2.125%, 4/17/2018		5,000,000	5,039,580
Dexia Credit Local SA, 144A, 1.875%, 9/15/2021		5,000,000	4,992,860
Fifth Third Bank, 1.625%, 9/27/2019		4,415,000	4,412,488
HSBC U.S.A., Inc., 2.75%, 8/7/2020		8,000,000	8,190,072
Jefferies Group LLC, 5.125%, 4/13/2018		3,000,000	3,132,042
KeyBank NA, 1.6%, 8/22/2019		660,000	660,055
Lloyds Bank PLC, 2.3%, 11/27/2018		2,005,000	2,026,802
Lloyds Banking Group PLC, 3.1%, 7/6/2021		1,160,000	1,185,174
Macquarie Group Ltd., 144A, 3.0%, 12/3/2018		11,000,000	11,252,252
Morgan Stanley, 2.5%, 1/24/2019		10,000,000	10,189,590
Murray Street Investment Trust I, 4.647%, 3/9/2017		4,000,000	4,040,440
National Savings Bank, 144A, 8.875%, 9/18/2018		2,500,000	2,702,250
Nordea Bank AB, 144A, 1.625%, 9/30/2019		3,030,000	3,022,197
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		10,000,000	10,053,670
Santander Holdings U.S.A., Inc., 2.7%, 5/24/2019		8,160,000	8,261,886
Santander UK PLC, 2.5%, 3/14/2019		9,505,000	9,646,720
Skandinaviska Enskilda Banken AB:
144A, 1.375%, 5/29/2018		5,000,000	5,001,365
1.5%, 9/13/2019		6,000,000	5,965,104
144A, 2.375%, 3/25/2019		2,905,000	2,954,588
Standard Chartered PLC, 144A, 2.1%, 8/19/2019		4,000,000	3,998,404
Suncorp-Metway Ltd., 144A, 2.1%, 5/3/2019		1,045,000	1,054,190
Swedbank AB, 144A, 2.375%, 2/27/2019		4,785,000	4,875,470
Synchrony Financial:
2.6%, 1/15/2019		8,000,000	8,094,232
3.0%, 8/15/2019		1,573,000	1,610,162
The Goldman Sachs Group, Inc.:
2.0%, 4/25/2019		5,445,000	5,481,264
2.625%, 1/31/2019		5,500,000	5,612,349
The Huntington National Bank, 2.2%, 11/6/2018		1,995,000	2,019,912
UniCredit Luxembourg Finance SA, 144A, 6.0%, 10/31/2017		3,170,000	3,260,630
			222,812,448
Health Care 2.3%
Actavis Funding SCS, 2.35%, 3/12/2018		4,215,000	4,258,461
Aetna, Inc., 1.7%, 6/7/2018		3,465,000	3,476,039
Community Health Systems, Inc., 5.125%, 8/1/2021 (b)		2,200,000	2,183,500
Forest Laboratories, Inc., 144A, 4.375%, 2/1/2019		6,000,000	6,320,532
Mallinckrodt International Finance SA, 3.5%, 4/15/2018 (b)		640,000	639,200
Mylan NV, 144A, 3.15%, 6/15/2021		2,500,000	2,546,935
Teva Pharmaceutical Finance Netherlands III BV, 1.7%, 7/19/2019		3,055,000	3,048,087
Valeant Pharmaceuticals International, Inc., 144A, 6.75%, 8/15/2018		400,000	402,000
			22,874,754
Industrials 1.2%
Adani Ports & Special Economic Zone Ltd., 144A, 3.5%, 7/29/2020		2,500,000	2,531,490
CNH Industrial Capital LLC, 3.25%, 2/1/2017		130,000	130,487
Fortive Corp., 144A, 1.8%, 6/15/2019		970,000	972,667
Harris Corp., 2.7%, 4/27/2020		1,890,000	1,925,324
Hertz Corp., 5.875%, 10/15/2020 (b)		2,200,000	2,268,750
Lima Airport Partners Srl, Series 2007-1, 144A, 6.88%, 6/15/2022		3,937,001	4,305,481
			12,134,199
Information Technology 1.5%
Diamond 1 Finance Corp.:
144A, 3.48%, 6/1/2019		6,620,000	6,808,471
144A, 5.875%, 6/15/2021		480,000	509,987
Fidelity National Information Services, Inc., 2.25%, 8/15/2021		4,550,000	4,576,344
Seagate HDD Cayman, 3.75%, 11/15/2018		2,480,000	2,548,138
			14,442,940
Materials 3.1%
Anglo American Capital PLC, 144A, 2.625%, 9/27/2017		1,135,000	1,132,162
Cemex SAB de CV, 144A, 6.5%, 12/10/2019 (b)		1,500,000	1,590,000
Glencore Funding LLC:
144A, 2.5%, 1/15/2019		6,190,000	6,175,144
144A, 3.125%, 4/29/2019 (b)		6,230,000	6,254,920
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020		3,000,000	3,036,900
Goldcorp, Inc., 2.125%, 3/15/2018		1,490,000	1,494,847
Grupo Idesa SA de CV, 144A, 7.875%, 12/18/2020		2,700,000	2,700,000
Huntsman International LLC, 4.875%, 11/15/2020		2,200,000	2,293,500
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		2,200,000	2,268,750
Teck Resources Ltd.:
3.0%, 3/1/2019		1,118,000	1,101,230
144A, 8.0%, 6/1/2021		300,000	326,250
United States Steel Corp., 144A, 8.375%, 7/1/2021		2,200,000	2,406,250
			30,779,953
Real Estate 2.6%
American Tower Corp., (REIT), 3.4%, 2/15/2019		11,126,000	11,560,392
Equinix, Inc., (REIT), 5.375%, 1/1/2022		2,100,000	2,220,750
Government Properties Income Trust, (REIT), 3.75%, 8/15/2019		4,850,000	4,968,830
Iron Mountain, Inc., 144A, (REIT), 4.375%, 6/1/2021		375,000	388,477
ProLogis LP, (REIT), 2.75%, 2/15/2019		5,910,000	6,047,207
VEREIT Operating Partnership LP, (REIT), 4.125%, 6/1/2021		490,000	505,925
			25,691,581
Telecommunication Services 1.4%
AT&T, Inc., 2.45%, 6/30/2020		4,360,000	4,440,551
CenturyLink, Inc., Series V, 5.625%, 4/1/2020 (b)		850,000	898,875
Frontier Communications Corp.:
8.125%, 10/1/2018		850,000	928,625
8.875%, 9/15/2020		1,500,000	1,618,125
Level 3 Financing, Inc., 5.375%, 8/15/2022		2,500,000	2,612,500
Sprint Communications, Inc., 6.0%, 12/1/2016		750,000	753,750
T-Mobile U.S.A., Inc., 6.125%, 1/15/2022		2,200,000	2,337,500
			13,589,926
Utilities 2.9%
Dominion Resources, Inc., Series B, 1.6%, 8/15/2019		1,300,000	1,297,574
Enel Finance International NV, 144A, 6.25%, 9/15/2017		7,125,000	7,439,070
FirstEnergy Corp., Series A, 2.75%, 3/15/2018		10,000,000	10,116,360
Majapahit Holding BV, 144A, 8.0%, 8/7/2019		5,000,000	5,725,000
NRG Energy, Inc., 7.875%, 5/15/2021		605,000	632,225
PG&E Corp., 2.4%, 3/1/2019		3,820,000	3,894,265
			29,104,494
Total Corporate Bonds (Cost $483,373,939)			491,789,666
Mortgage-Backed Securities Pass-Throughs 2.1%
Federal Home Loan Mortgage Corp., 3.0%, 4/1/2027		2,795,456	2,951,608
Federal National Mortgage Association:
2.48%**, 1/1/2044		9,571,646	9,893,902
3.0%, 5/1/2027		4,693,906	4,957,278
4.5%, 4/1/2023		610,583	656,566
5.0%, 9/1/2023		582,513	620,984
Government National Mortgage Association:
6.0%, with various maturities from 1/15/2022 until 2/20/2039		631,924	683,291
6.5%, with various maturities from 8/20/2038 until 2/20/2039		722,834	800,005
9.5%, with various maturities from 5/15/2018 until 7/15/2020		315	319
Total Mortgage-Backed Securities Pass-Throughs (Cost $20,466,513)			20,563,953

Asset-Backed 16.7%
Automobile Receivables 3.7%
AmeriCredit Automobile Receivables Trust:
"B", Series 2016-3, 1.8%, 10/8/2021		4,570,000	4,579,764
"D", Series 2013-2, 2.42%, 5/8/2019		11,090,000	11,169,941
"C", Series 2015-3, 2.73%, 3/8/2021		1,750,000	1,785,477
"C", Series 2016-2, 2.87%, 11/8/2021		1,750,000	1,795,689
"C", Series 2015-4, 2.88%, 7/8/2021		2,250,000	2,307,196
Avis Budget Rental Car Funding AESOP LLC:
"B", Series 2014-2A, 144A, 3.29%, 2/20/2021		4,000,000	4,048,094
"C", Series 2015-1A, 144A, 3.96%, 7/20/2021		2,000,000	1,974,273
CPS Auto Receivables Trust:
"D", Series 2014-A, 144A, 5.11%, 2/18/2020		660,000	669,638
"D", Series 2014-D, 144A, 5.33%, 11/16/2020		2,140,000	2,187,855
Santander Drive Auto Receivables Trust, "B", Series 2016-2, 2.08%, 2/16/2021		1,500,000	1,510,739
Skopos Auto Receivables Trust:
"A", Series 2015-1A, 144A, 3.1%, 12/15/2023		3,377,761	3,373,914
"A", Series 2015-2A, 144A, 3.55%, 2/15/2020		1,344,649	1,345,381
			36,747,961
Credit Card Receivables 1.2%
Chase Issuance Trust, "A", Series 2016-A2, 1.37%, 6/15/2021		5,560,000	5,576,269
Citi Holdings Liquidating Unrated Performing Assets, "A", Series 2013-VM, 144A, 3.326%, 8/15/2020		887,864	889,284
World Financial Network Credit Card Master Trust, "M", Series 2016-A, 2.33%, 4/15/2025		5,000,000	5,008,742
			11,474,295
Home Equity Loans 0.2%
Ameriquest Mortgage Securities, Inc., "A6", Series 2003-5, 5.041%**, 4/25/2033		180,826	182,536
GMAC Mortgage Corp. Loan Trust, "A5", Series 2003-HE2, 4.59%, 4/25/2033		10,898	10,913
Home Loan Trust, "A7", Series 2001-HI4, 7.24%, 10/25/2026		671,114	664,713
NovaStar Mortgage Funding Trust, "M3", Series 2004-3, 1.575%**, 12/25/2034		697,378	693,316
			1,551,478
Manufactured Housing Receivables 0.0%
Lehman ABS Manufactured Housing Contract Trust, "A6", Series 2001-B, 6.467%, 4/15/2040		324,409	338,028
Miscellaneous 10.8%
A Voce CLO Ltd., "A1B", Series 2014-1A, 144A, 2.088%**, 7/15/2026		4,230,000	4,220,330
ALM V Ltd., "A1R2", Series 2012-5A, 144A, 2.053%**, 10/18/2027		1,000,000	997,472
ALM VIII Ltd., "A1R", Series 2013-8A, 144A, 2.343%**, 10/15/2028 (c)		3,750,000	3,750,000
Ares XXIX CLO Ltd., "A2", Series 2014-1A, 144A, 2.633%**, 4/17/2026		16,950,000	16,950,525
Atrium V, "A2B", Series 5A, 144A, 0.956%**, 7/20/2020		1,017,808	1,016,729
Atrium XI, "B", Series 11A, 144A, 2.788%**, 10/23/2025		775,000	775,116
Carlyle Global Market Strategies CLO Ltd., "A", Series 2014-2A, 144A, 2.096%**, 5/15/2025		2,000,000	2,006,206
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.664%**, 1/15/2037		3,374,033	3,014,544
Credit-Based Asset Servicing and Securitization LLC, "AF2", Series 2006-CB2, 5.501%**, 12/25/2036		2,923,723	2,174,110
Dell Equipment Finance Trust:
"A2", Series 2016-1, 144A, 1.43%, 9/24/2018		2,550,000	2,555,104
"A3", Series 2016-1, 144A, 1.65%, 7/22/2021		3,400,000	3,415,365
Domino's Pizza Master Issuer LLC:
"A2I", Series 2015-1A, 144A, 3.484%, 10/25/2045		3,970,000	4,007,219
"A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		5,860,625	6,026,938
Dryden XXXI Senior Loan Fund, "B", Series 2014-31A, 144A, 2.533%**, 4/18/2026		2,000,000	2,002,200
First Franklin Mortgage Loan Asset Backed Certificates, "A2B", Series 2005-FF12, 0.784%**, 11/25/2036		1,649,585	1,632,271
Galaxy XV CLO Ltd., "A", Series 2013-15A, 144A, 1.878%**, 4/15/2025		500,000	497,599
GoldenTree Loan Opportunities III Ltd., "C", Series 2007-3A, 144A, 2.007%**, 5/1/2022		4,750,000	4,703,702
Marea CLO Ltd., "CR", Series 2012-1A, 144A, 3.378%**, 10/15/2023		4,000,000	3,991,552
North End CLO Ltd., "A", Series 2013-1A, 144A, 1.783%**, 7/17/2025		8,000,000	7,943,992
Oak Hill Credit Partners X Ltd., "A", Series 2014-10A, 144A, 2.104%**, 7/20/2026		1,150,000	1,150,038
Octagon Investment Partners XVI Ltd., "B1", Series 2013-1A, 144A, 2.233%**, 7/17/2025		5,500,000	5,421,905
Octagon Investment Partners XXI Ltd., "A1A", Series 2014-1A, 144A, 2.096%**, 11/14/2026		3,000,000	2,999,973
Park Place Securities, Inc., "M2", Series 2004-WHQ2, 1.469%**, 2/25/2035		2,357,930	2,350,684
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055		63,158	63,606
Taco Bell Funding LLC, "A2I", Series 2016-1A, 144A, 3.832%, 5/25/2046		2,370,000	2,403,284
Treman Park CLO LLC, "A", Series 2015-1A, 144A, 2.134%**, 4/20/2027		1,500,000	1,500,520
Venture XVI CLO Ltd., "A1L", Series 2014-16A, 144A, 2.128%**, 4/15/2026		10,000,000	10,002,550
Voya CLO Ltd.:
"A1", Series 2014-2A, 144A, 2.083%**, 7/17/2026		6,950,000	6,950,042
"A1", Series 2015-1A, 144A, 2.113%**, 4/18/2027		3,015,000	3,015,063
			107,538,639
Student Loans 0.8%
SLM Student Loan Trust:
"A6", Series 2004-1, 144A, 1.388%**, 7/25/2039		5,500,000	5,012,700
"A4", Series 2008-5, 2.338%**, 7/25/2023		2,744,099	2,759,467
			7,772,167
Total Asset-Backed (Cost $164,553,018)			165,422,568

Commercial Mortgage-Backed Securities 8.2%
Banc of America Commercial Mortgage Trust:
"AJ", Series 2006-2, 5.665%**, 5/10/2045		138,120	138,009
"AM", Series 2006-3, 5.871%**, 7/10/2044		6,250,000	4,671,244
BBCMS Trust, "A", Series 2015-RRI, 144A, 1.674%**, 5/15/2032		1,912,690	1,912,670
Bear Stearns Commercial Mortgage Securities:
"AMFL", Series 2007-PW17, 144A, 1.217%**, 6/11/2050		697,375	686,399
"A1A", Series 2007-PW15, 5.317%, 2/11/2044		892,165	899,441
"AM", Series 2006-PW11, 5.436%**, 3/11/2039		974	959
"AM", Series 2006-T24, 5.568%, 10/12/2041		188,425	188,390
"A4", Series 2007-PW18, 5.7%, 6/11/2050		3,547,801	3,654,149
CD Commercial Mortgage Trust:
"A5", Series 2006-CD3, 5.617%, 10/15/2048		46,690	46,656
"AMA", Series 2007-CD5, 6.32%**, 11/15/2044		845,000	880,662
Citigroup Commercial Mortgage Trust:
"AM", Series 2006-C5, 5.462%, 10/15/2049		4,033,000	4,030,154
"M", Series 2005-EMG, 144A, 5.5%, 9/20/2051		482,972	445,434
"A4", Series 2007-C6, 5.9%**, 12/10/2049		495,000	503,977
"A1A", Series 2007-C6, 5.9%**, 12/10/2049		1,318,128	1,342,553
Commercial Mortgage Trust, "A4", Series 2007-GG9, 5.444%, 3/10/2039		923,628	924,988
Credit Suisse Commercial Mortgage Trust:
"A1A", Series 2007-C1, 5.361%, 2/15/2040		2,783,322	2,795,029
"A4", Series 2007-C4, 6.134%**, 9/15/2039		214,114	218,977
CSMC Trust, "A", Series 2014-TIKI, 144A, 1.474%**, 9/15/2038		2,000,000	1,983,034
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K722, Interest Only, 1.312%***, 3/25/2023		15,985,698	1,115,719
GE Capital Commercial Mortgage Corp.:
"J", Series 2005-C2, 144A, 5.463%**, 5/10/2043		1,500,000	1,363,948
"A4", Series 2007-C1, 5.543%, 12/10/2049		1,314,370	1,326,763
GMAC Commercial Mortgage Securities, Inc., "B", Series 2004-C3, 4.965%, 12/10/2041		306,953	312,835
Greenwich Capital Commercial Funding Corp.:
"A4", Series 2007-GG11, 5.736%, 12/10/2049		565,593	580,538
"AM", Series 2006-GG7, 5.951%**, 7/10/2038		1,212,209	1,210,973
GS Mortgage Securities Trust:
"A", Series 2016-ICE2, 144A, 2.454%**, 2/15/2033		2,678,000	2,689,714
"AM", Series 2006-GG8, 5.591%, 11/10/2039		2,565,579	2,564,501
Hilton U.S.A. Trust:
"CFL", Series 2013-HLF, 144A, 2.423%**, 11/5/2030		3,137,232	3,137,230
"AFX", Series 2013-HLT, 144A, 2.662%, 11/5/2030		1,315,000	1,314,768
"DFL", Series 2013-HLF, 144A, 3.273%**, 11/5/2030		3,708,462	3,708,458
"CFX", Series 2013-HLT, 144A, 3.714%, 11/5/2030		100,000	100,022
JPMorgan Chase Commercial Mortgage Securities Corp.:
"B", Series 2005-LDP4, 5.129%, 10/15/2042		1,512,662	1,509,176
"A3", Series 2006-LDP9, 5.336%, 5/15/2047		313,062	313,112
"A4", Series 2006-CB17, 5.429%, 12/12/2043		13,541	13,529
"A1A", Series 2007-LD12, 5.85%, 2/15/2051		1,070,477	1,096,998
"C", Series 2006-LDP6, 5.864%**, 4/15/2043		2,462,719	2,470,859
"F", Series 2005-LDP1, 144A, 5.977%**, 3/15/2046		254,638	254,472
"H", Series 2004-CB8, 144A, 5.984%**, 1/12/2039		5,000,000	4,980,755
"A1A", Series 2008-C2, 5.998%, 2/12/2051		2,079,134	2,103,450
"F", Series 2003-PM1A, 144A, 6.212%**, 8/12/2040		1,406,870	1,437,070
JPMorgan Commercial Mortgage-Backed Securities Trust, "A4B", Series 2009-RR1, 144A, 5.72%**, 3/18/2051		3,420,000	3,453,108
LB Commercial Mortgage Trust:
"A4B", Series 2007-C3, 5.517%, 7/15/2044		598,637	612,413
"J", Series 1998-C4, 144A, 5.6%, 10/15/2035		500,000	513,365
LB-UBS Commercial Mortgage Trust, "E", Series 2005-C3, 4.983%, 7/15/2040		1,821,000	1,863,977
Merrill Lynch Mortgage Trust, "A4", Series 2007-C1, 6.008%**, 6/12/2050		3,042,615	3,094,607
Morgan Stanley Capital Barclays Bank Trust, "B", Series 2016-MART, 144A, 2.48%, 9/13/2031		2,000,000	1,997,625
Morgan Stanley Capital I Trust:
"AMFL", Series 2007-HQ11, 0.698%**, 2/12/2044		4,000,000	3,957,872
"A4", Series 2007-IQ16, 5.809%, 12/12/2049		397,664	408,901
Morgan Stanley Re-REMIC Trust:
"A4B", Series 2009-GG10, 144A, 5.988%**, 8/12/2045		4,410,870	4,464,365
"A4B", Series 2010-GG10, 144A, 5.988%**, 8/15/2045		778,000	788,740
Wachovia Bank Commercial Mortgage Trust:
"AM", Series 2006-C27, 5.795%, 7/15/2045		211,371	211,203
"A2", Series 2007-C32, 5.884%**, 6/15/2049		723,072	722,680
Total Commercial Mortgage-Backed Securities (Cost $84,152,316)			81,016,471

Collateralized Mortgage Obligations 7.8%
Banc of America Funding Corp., "1A1", Series 2008-R2, 144A, 6.0%, 9/25/2037		663,305	691,330
Banc of America Mortgage Securities, Inc.:
"2A3", Series 2005-J, 2.954%**, 11/25/2035		424,288	390,631
"1A3", Series 2002-K, 3.027%**, 10/20/2032		67,870	68,104
"2A8", Series 2003-J, 3.043%**, 11/25/2033		721,703	719,992
"A15", Series 2006-2, 6.0%, 7/25/2046		28,712	25,416
Bear Stearns Adjustable Rate Mortgage Trust, "5A", Series 2003-8, 2.546%**, 1/25/2034		634,304	612,346
Citigroup Mortgage Loan Trust, Inc., "8A1", Series 2009-5, 144A, 6.0%, 6/25/2036		413,878	417,683
Credit Suisse First Boston Mortgage Securities Corp., "5A1", Series 2004-7, 5.0%, 10/25/2019		1,268,528	1,281,651
Fannie Mae Connecticut Avenue Securities:
"1M1", Series 2015-C02, 1.674%**, 5/25/2025		1,415,107	1,416,968
"1M1", Series 2016-C04, 1.974%**, 1/25/2029		2,889,383	2,906,952
"1M1", Series 2015-C01, 2.024%**, 2/25/2025		355,181	355,642
"1M1", Series 2015-C03, 2.024%**, 7/25/2025		2,945,535	2,952,517
"1M1", Series 2016-C03, 2.524%**, 10/25/2028		1,035,706	1,050,223
"1M1", Series 2016-C02, 2.674%**, 9/25/2028		2,430,571	2,465,234
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 1.074%**, 2/25/2048		4,047	4,047
Federal Home Loan Mortgage Corp.:
"PT", Series 3586, 1.821%**, 2/15/2038		899,717	838,116
"PG", Series 3910, 3.5%, 12/15/2040		2,896,774	2,962,592
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		4,666,008	461,612
"CI", Series 4104, Interest Only, 4.0%, 5/15/2041		11,193,691	1,720,962
"LG", Series 4281, 4.0%, 1/15/2043		10,100,522	10,748,206
"C31", Series 303, Interest Only, 4.5%, 12/15/2042		23,739,995	4,501,865
"SP", Series 4047, Interest Only, 6.126%***, 12/15/2037		6,379,758	702,970
Federal National Mortgage Association:
"KI", Series 2014-30, Interest Only, 3.5%, 5/25/2033		10,909,107	975,244
"9", Series 406, Interest Only, 4.5%, 2/25/2041		4,805,282	756,426
"IX", Series 2012-72, Interest Only, 4.5%, 7/25/2042		4,133,188	664,655
"IM", Series 2014-72, Interest Only, 4.5%, 3/25/2044		5,650,102	591,971
"1A6", Series 2007-W8, 6.422%**, 9/25/2037		1,300,524	1,439,933
Freddie Mac Structured Agency Credit Risk Debt Notes:
"M1", Series 2015-DNA2, 1.674%**, 12/25/2027		969,811	970,417
"M2", Series 16-DNA3, 2.524%**, 12/25/2028		2,555,556	2,598,364
"M2", Series 2016-DNA2, 2.724%**, 10/25/2028		3,666,666	3,726,354
"M2", Series 2015-DNA3, 3.374%**, 4/25/2028		7,000,000	7,216,054
"M2", Series 2016-DNA1, 3.424%**, 7/25/2028		4,000,000	4,132,924
Government National Mortgage Association:
"IT", Series 2013-82, Interest only, 3.5%, 5/20/2043		30,675,644	5,011,627
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		6,817,517	649,794
"HI", Series 2015-77, Interest Only, 4.0%, 5/20/2045		10,453,018	1,456,208
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		4,353,414	512,103
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		4,980,340	538,808
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		3,052,776	371,000
"IO", Series 2008-7, Interest Only, 5.5%, 3/20/2037		992,541	111,275
JPMorgan Mortgage Trust, "6A1", Series 2005-A6, 3.25%**, 8/25/2035		1,524,479	1,521,013
MASTR Adjustable Rate Mortgages Trust, "12A2", Series 2007-3, 0.725%**, 5/25/2047		1,671,589	1,657,821
MASTR Asset Securitization Trust:
"8A4", Series 2003-4, 4.75%, 5/25/2018		78,799	78,911
"3A2", Series 2003-1, 5.0%, 2/25/2018		103,040	103,763
Prudential Home Mortgage Securities Co., Inc., "4B", Series 1994-A, 144A, 6.648%**, 4/28/2024		3,307	3,254
Residential Accredit Loans, Inc., "A1", Series 2003-QS18, 5.0%, 9/25/2018		476,992	480,136
Residential Asset Mortgage Products, Inc.:
"A5", Series 2005-SL1, 6.5%, 5/25/2032		724,241	699,639
"A3", Series 2004-SL3, 7.5%, 12/25/2031		537,459	539,602
Residential Funding Mortgage Securities I, "A1", Series 2005-S3, 4.75%, 3/25/2020		1,796,583	1,813,232
Washington Mutual Mortgage Pass-Through Certificates Trust:
"2A3", Series 2003-S6, 4.75%, 7/25/2018		153,623	154,182
"A9", Series 2003-S9, 5.25%, 10/25/2033		834,198	872,698
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, "3A1", Series 2003-MS2, 5.0%, 3/25/2018		315,433	318,160
Total Collateralized Mortgage Obligations (Cost $79,722,716)			77,260,627

Government & Agency Obligations 15.6%
Other Government Related (d) 1.7%
Corp. Andina de Fomento, 2.0%, 5/10/2019		5,620,000	5,670,108
Korea Development Bank, 2.875%, 8/22/2018		5,000,000	5,142,755
Russian Railways, REG S, 5.739%, 4/3/2017		1,000,000	1,018,546
Sberbank of Russia, Series 7, REG S, 5.717%, 6/16/2021		2,000,000	2,160,640
Vnesheconombank:
144A, 4.224%, 11/21/2018		2,000,000	2,037,716
144A, 6.902%, 7/9/2020		1,000,000	1,087,516
			17,117,281
Sovereign Bonds 3.8%
Export-Import Bank of Korea, 1.75%, 5/26/2019		6,370,000	6,423,330
Hazine Mustesarligi Varlik Kiralama AS, 144A, 2.803%, 3/26/2018		5,400,000	5,380,020
Japan Bank for International Cooperation, 1.5%, 7/21/2021		4,100,000	4,071,009
KazAgro National Management Holding JSC, REG S, 3.255%, 5/22/2019	EUR	2,500,000	2,766,529
MDC-GMTN BV:
144A, 7.625%, 5/6/2019		2,242,000	2,592,312
REG S, 7.625%, 5/6/2019		2,700,000	3,121,875
Republic of Colombia, 4.375%, 7/12/2021		3,000,000	3,249,000
Republic of Croatia, 144A, 6.625%, 7/14/2020		1,650,000	1,848,825
Republic of Ghana, 144A, 9.25%, 9/15/2022		835,000	855,674
Republic of Hungary, 6.25%, 1/29/2020		2,000,000	2,247,600
Republic of Indonesia, 144A, 2.875%, 7/8/2021	EUR	2,300,000	2,758,362
Republic of Portugal, 144A, 5.125%, 10/15/2024		2,500,000	2,490,180
			37,804,716
U.S. Treasury Obligations 10.1%
U.S. Treasury Bills:
0.245%****, 11/10/2016 (e)		992,000	991,794
0.44%****, 12/1/2016 (e)		1,598,000	1,597,525
U.S. Treasury Notes:
0.75%, 10/31/2017 (f)		800,000	800,563
0.75%, 2/15/2019		24,000,000	23,954,064
1.125%, 1/15/2019		33,000,000	33,221,727
1.25%, 4/30/2019		29,000,000	29,297,917
1.375%, 1/31/2021		10,000,000	10,109,380
			99,972,970
Total Government & Agency Obligations (Cost $154,052,260)			154,894,967

Loan Participations and Assignments 0.0%
Senior Loans**
Answers Corp., Second Lien Term Loan, 10.0%, 10/3/2022		500,000	48,335
Coach America Holdings, Inc., Letter of Credit, LIBOR plus 5.75%, 4/20/2017*		724,718	72
Fairway Group Acquisition Co.:
Term Loan, 10.0%, 1/3/2020 (PIK)		117,455	107,471
Term Loan, 11.0%, 10/3/2021 (PIK)		102,040	84,183
Southcross Holdings Borrower LP, Term Loan B, 3.5%, 4/13/2023 (PIK)		134,365	113,877
Total Loan Participations and Assignments (Cost $2,020,353)			353,938
Convertible Bond 0.0%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5% Cash, 7.5% PIK, 10/30/2018 (Cost $68,361)		68,098	70,270

	Shares	Value ($)

Common Stocks 0.0%
Consumer Staples 0.0%
Fairway Group Acquisition Co.*	2,063	22,585
Materials 0.0%
GEO Specialty Chemicals, Inc.*	5,825	2,307
Utilities 0.0%
Southcross Holding LLC	148	0
Southcross Holding LP "A"	148	56,486
		56,486
Total Common Stocks (Cost $267,190)		81,378

Securities Lending Collateral 2.4%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.32% (g) (h) (Cost $23,784,053)	23,784,053	23,784,053

Cash Equivalents 0.3%
Deutsche Central Cash Management Government Fund, 0.42% (g) (Cost $3,125,556)	3,125,556	3,125,556

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,015,586,275)†	102.7	1,018,363,447
Other Assets and Liabilities, Net	(2.7)	(27,074,033)
Net Assets	100.0	991,289,414

The following table represents a senior loan that is in default:

Security	Coupon	Maturity Date	Principal Amount ($)		Cost ($)	Value ($)
Coach America Holdings, Inc.*	LIBOR plus 5.75%	4/20/2017	USD	724,718	717,621	72

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2016.

*** These securities are shown at their current rate as of September 30, 2016.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,018,890,454. At September 30, 2016, net unrealized depreciation for all securities based on tax cost was $527,007. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,847,738 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,374,745.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2016 amounted to $23,097,617, which is 2.3% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At September 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At September 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	12/20/2016	287	37,632,875	20,509
2 Year U.S. Treasury Note	USD	12/30/2016	438	95,689,313	28,316
Ultra 10 Year U.S. Treasury Note	USD	12/20/2016	78	11,244,188	(12,352)
Total net unrealized appreciation					36,473

At September 30, 2016, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	12/30/2016	430	52,251,719	(75,942)

At September 30, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Depreciation ($)
9/16/2015 9/16/2017	325,600,000	Floating — 3-Month LIBOR	Fixed — 1.0%	199,391	(11,718)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at September 30, 2016 is 0.85%.

As of September 30, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	2,502,021	CAD	3,300,000	11/4/2016	13,985	Commonwealth Bank of Australia
SEK	22,312,844	EUR	2,320,000	11/4/2016	4,918	Societe Generale
Total unrealized appreciation					18,903

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	2,320,000	SEK	21,927,062	11/4/2016	(49,965)	Citigroup, Inc.
EUR	4,910,000	USD	5,503,661	11/4/2016	(20,907)	Citigroup, Inc.
Total unrealized depreciation					(70,872)

Currency Abbreviations
CAD Canadian Dollar EUR Euro SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$ —	$ 491,789,666	$ —	$ 491,789,666
Mortgage-Backed Securities Pass-Throughs	—	20,563,953	—	20,563,953
Asset-Backed	—	161,672,568	3,750,000	165,422,568
Commercial Mortgage-Backed Securities	—	81,016,471	—	81,016,471
Collateralized Mortgage Obligations	—	77,260,627	—	77,260,627
Government & Agency Obligations	—	154,894,967	—	154,894,967
Loan Participations and Assignments	—	162,212	191,726	353,938
Convertible Bond	—	—	70,270	70,270
Common Stocks	—	56,486	24,892	81,378
Short-Term Investments (i)	26,909,609	—	—	26,909,609
Derivatives (j)
Futures Contracts	48,825	—	—	48,825
Forward Foreign Currency Exchange Contracts	—	18,903	—	18,903
Total	$ 26,958,434	$ 987,435,853	$ 4,036,888	$ 1,018,431,175
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (j)
Futures Contracts	$ (88,294)	$ —	$ —	$ (88,294)
Interest Rate Swap Contracts	—	(11,718)	—	(11,718)
Forward Foreign Currency Exchange Contracts	—	(70,872)	—	(70,872)
Total	$ (88,294)	$ (82,590)	$ —	$ (170,884)

There have been no transfers between fair value measurement levels during the year ended September 30, 2016.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $988,676,666 — including $23,097,617 of securities loaned	$ 991,453,838
Investment in Government & Agency Securities Portfolio (cost $23,784,053)*	23,784,053
Investment in Deutsche Central Cash Management Government Fund (cost $3,125,556)	3,125,556
Total investments in securities, at value (cost $1,015,586,275)	1,018,363,447
Cash	3,934,330
Foreign currency, at value (cost $19,113)	17,939
Receivable for investments sold	18,097,584
Receivable for Fund shares sold	789,745
Interest receivable	5,908,162
Unrealized appreciation on forward foreign currency exchange contracts	18,903
Foreign taxes recoverable	18,625
Other assets	51,910
Total assets	1,047,200,645
Liabilities
Payable upon return of securities loaned	23,784,053
Payable for investments purchased	18,090,767
Payable for investments purchased — when-issued securities	7,800,488
Payable for Fund shares redeemed	4,634,294
Payable for variation margin on futures contracts	92,243
Payable for variation margin on centrally cleared swaps	13,763
Payable to affiliated fund for centrally cleared swaps	118,217
Unrealized depreciation on forward foreign currency exchange contracts	70,872
Accrued management fee	274,491
Accrued Trustees' fees	12,988
Other accrued expenses and payables	1,019,055
Total liabilities	55,911,231
Net assets, at value	$ 991,289,414

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2016 (continued)
Net Assets Consist of
Undistributed net investment income	3,405,108
Net unrealized appreciation (depreciation) on: Investments	2,777,172
Swap contracts	(11,718)
Futures	(39,469)
Foreign currency	(52,948)
Accumulated net realized gain (loss)	(176,880,290)
Paid-in capital	1,162,091,559
Net assets, at value	$ 991,289,414
Net Asset Value
Class A Net Asset Value and redemption price per share ($243,443,664 ÷ 27,863,471 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.74
Maximum offering price per share (100 ÷ 97.25 of $8.74)	$ 8.99

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($133,362,860 ÷ 15,279,312 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.73
Class R6 Net Asset Value, offering and redemption price per share ($10,147 ÷ 1,160 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.75
Class S Net Asset Value, offering and redemption price per share ($569,684,778 ÷ 65,028,667 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.76
Institutional Class Net Asset Value, offering and redemption price per share ($44,787,965 ÷ 5,122,034 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.74

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2016
Investment Income
Income: Interest (net of foreign taxes withheld of $1,196)	$ 28,860,102
Income distributions — Deutsche Central Cash Management Government Fund	81,278
Securities lending income, net of borrower rebates	178,193
Total income	29,119,573
Expenses: Management fee	4,130,999
Administrative service fees	1,131,780
Services to shareholders	1,776,395
Distribution and service fees	2,165,161
Custodian fee	82,149
Professional fees	122,645
Reports to shareholders	103,593
Registration fees	97,828
Trustees' fees and expenses	48,679
Other	136,910
Total expenses before expense reductions	9,796,139
Expense reductions	(1,380,883)
Total expenses after expense reductions	8,415,256
Net investment income	20,704,317
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(11,186,866)
Swap contracts	(2,997,777)
Futures	(424,150)
Foreign currency	(52,803)
(14,661,596)
Change in net unrealized appreciation (depreciation) on: Investments	11,252,334
Swap contracts	(138,968)
Futures	(283,970)
Foreign currency	(541,984)
10,287,412
Net gain (loss)	(4,374,184)
Net increase (decrease) in net assets resulting from operations	$ 16,330,133

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended September 30,
	2016	2015
Operations: Net investment income	$ 20,704,317	$ 25,119,729
Net realized gain (loss)	(14,661,596)	(19,195,313)
Change in net unrealized appreciation (depreciation)	10,287,412	(14,169,621)
Net increase (decrease) in net assets resulting from operations	16,330,133	(8,245,205)
Distributions to shareholders from: Net investment income: Class A	(7,380,418)	(9,657,382)
Class B	(187)*	(1,727)
Class C	(2,597,967)	(3,124,314)
Class R6	(280)	(277)
Class S	(17,929,466)	(23,691,927)
Institutional Class	(1,500,332)	(1,550,318)
Total distributions	(29,408,650)	(38,025,945)
Fund share transactions: Proceeds from shares sold	250,577,663	307,705,071
Reinvestment of distributions	26,196,382	32,827,721
Cost of shares redeemed	(598,787,200)	(730,580,022)
Net increase (decrease) in net assets from Fund share transactions	(322,013,155)	(390,047,230)
Increase (decrease) in net assets	(335,091,672)	(436,318,380)
Net assets at beginning of period	1,326,381,086	1,762,699,466
Net assets at end of period (including undistributed net investment income of $3,405,108 and $5,459,017, respectively)	$ 991,289,414	$ 1,326,381,086

* For the period from October 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.82	$ 9.09	$ 9.18	$ 9.31	$ 9.17
Income (loss) from investment operations: Net investment income[a]	.15	.14	.19	.20	.23
Net realized and unrealized gain (loss)	(.01)	(.19)	(.06)	(.08)	.18
Total from investment operations	.14	(.05)	.13	.12	.41
Less distributions from: Net investment income	(.22)	(.22)	(.22)	(.23)	(.24)
Return of capital	—	—	—	(.02)	(.03)
Total distributions	(.22)	(.22)	(.22)	(.25)	(.27)
Net asset value, end of period	$ 8.74	$ 8.82	$ 9.09	$ 9.18	$ 9.31
Total Return (%)[b]	1.65[c]	(.54)[c]	1.45[c]	1.28[c]	4.58
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	243	341	459	568	664
Ratio of expenses before expense reductions (%)	.89	.87	.86	.87	.86
Ratio of expenses after expense reductions (%)	.80	.80	.84	.85	.86
Ratio of net investment income (%)	1.77	1.60	2.06	2.20	2.46
Portfolio turnover rate (%)	58	34	85	47	68
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class C	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.81	$ 9.08	$ 9.17	$ 9.30	$ 9.16
Income (loss) from investment operations: Net investment income[a]	.09	.08	.12	.13	.16
Net realized and unrealized gain (loss)	(.01)	(.20)	(.06)	(.08)	.19
Total from investment operations	.08	(.12)	.06	.05	.35
Less distributions from: Net investment income	(.16)	(.15)	(.15)	(.16)	(.18)
Return of capital	—	—	—	(.02)	(.03)
Total distributions	(.16)	(.15)	(.15)	(.18)	(.21)
Net asset value, end of period	$ 8.73	$ 8.81	$ 9.08	$ 9.17	$ 9.30
Total Return (%)[b]	.89[c]	(1.28)[c]	.69[c]	.53[c]	3.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	133	159	206	241	288
Ratio of expenses before expense reductions (%)	1.64	1.63	1.62	1.62	1.60
Ratio of expenses after expense reductions (%)	1.55	1.55	1.59	1.60	1.60
Ratio of net investment income (%)	1.03	.85	1.31	1.45	1.72
Portfolio turnover rate (%)	58	34	85	47	68
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class R6	Years Ended September 30,		Period Ended 9/30/14[a]
	2016	2015
Selected Per Share Data
Net asset value, beginning of period	$ 8.84	$ 9.12	$ 9.14
Income (loss) from investment operations: Net investment income[b]	.18	.18	.02
Net realized and unrealized gain (loss)	(.02)	(.21)	(.02)
Total from investment operations	.16	(.03)	.00***
Less distributions from: Net investment income	(.25)	(.25)	(.02)
Net asset value, end of period	$ 8.75	$ 8.84	$ 9.12
Total Return (%)	1.79[c]	(.34)[c]	.01**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10	10	10
Ratio of expenses before expense reductions (%)	.75	.76	.52*
Ratio of expenses after expense reductions (%)	.55	.55	.52*
Ratio of net investment income (%)	2.04	1.97	2.45*
Portfolio turnover rate (%)	58	34	85[d]

[a] For the period from August 25, 2014 (commencement of operations) to September 30, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended September 30, 2014.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.85	$ 9.12	$ 9.20	$ 9.34	$ 9.19
Income (loss) from investment operations: Net investment income[a]	.18	.17	.21	.23	.25
Net realized and unrealized gain (loss)	(.02)	(.19)	(.04)	(.10)	.19
Total from investment operations	.16	(.02)	.17	.13	.44
Less distributions from: Net investment income	(.25)	(.25)	(.25)	(.25)	(.26)
Return of capital	—	—	—	(.02)	(.03)
Total distributions	(.25)	(.25)	(.25)	(.27)	(.29)
Net asset value, end of period	$ 8.76	$ 8.85	$ 9.12	$ 9.20	$ 9.34
Total Return (%)[b]	1.79	(.28)	1.82	1.42	4.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	570	744	1,045	899	889
Ratio of expenses before expense reductions (%)	.70	.69	.68	.69	.70
Ratio of expenses after expense reductions (%)	.55	.55	.59	.60	.63
Ratio of net investment income (%)	2.02	1.87	2.31	2.44	2.70
Portfolio turnover rate (%)	58	34	85	47	68
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Institutional Class	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.83	$ 9.10	$ 9.18	$ 9.32	$ 9.18
Income (loss) from investment operations: Net investment income[a]	.18	.16	.21	.23	.25
Net realized and unrealized gain (loss)	(.03)	(.19)	(.04)	(.10)	.19
Total from investment operations	.15	(.03)	.17	.13	.44
Less distributions from: Net investment income	(.24)	(.24)	(.25)	(.25)	(.27)
Return of capital	—	—	—	(.02)	(.03)
Total distributions	(.24)	(.24)	(.25)	(.27)	(.30)
Net asset value, end of period	$ 8.74	$ 8.83	$ 9.10	$ 9.18	$ 9.32
Total Return (%)	1.79[b]	(.28)[b]	1.82[b]	1.45[b]	4.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	83	52	89	42
Ratio of expenses before expense reductions (%)	.61	.61	.60	.60	.59
Ratio of expenses after expense reductions (%)	.55	.55	.59	.60	.59
Ratio of net investment income (%)	2.01	1.77	2.28	2.45	2.74
Portfolio turnover rate (%)	58	34	85	47	68
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Short Duration Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares are not subject to initial or contingent deferred sales charges and do not automatically convert into another class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of September 30, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of September 30, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2016, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2016, the Fund had a net tax basis capital loss carryforward of approximately $173,600,000, including $87,746,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2017 ($17,011,000), September 30, 2018 ($63,373,000) and September 30, 2019 ($7,362,000), the respective expiration dates, whichever occurs first; and approximately $85,854,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($43,472,000) and long-term losses ($42,382,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, futures contracts, swap contracts, paydown losses on mortgage securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 3,372,962
Capital loss carryforwards	$ (173,600,000)
Net unrealized appreciation (depreciation) on investments	$ (527,007)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2016	2015
Distributions from ordinary income*	$ 29,408,650	$ 38,025,945

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended September 30, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of September 30, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2016, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $325,600,000 to $1,492,100,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2016, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $53,516,000 to $262,838,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $6,271,000 to $52,252,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,779,000 to $75,476,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $58,935,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $70,140,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contacts (a)	$ 18,903	$ —	$ 18,903
Interest Rate Contracts (b)	—	48,825	48,825
	$ 18,903	$ 48,825	$ 67,728

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on forward foreign currency exchange contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (70,872)	$ —	$ —	$ (70,872)
Interest Rate Contracts (b)	—	(11,718)	(88,294)	(100,012)
	$ (70,872)	$ (11,718)	$ (88,294)	$ (170,884)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on forward foreign currency exchange contracts

(b) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 183,024	$ —	$ —	$ 183,024
Interest Rate Contracts (b)	—	(2,997,777)	(424,150)	(3,421,927)
	$ 183,024	$ (2,997,777)	$ (424,150)	$ (3,238,903)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (597,972)	$ —	$ —	$ (597,972)
Interest Rate Contracts (b)	—	(138,968)	(283,970)	(422,938)
	$ (597,972)	$ (138,968)	$ (283,970)	$ (1,020,910)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) of foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

As of September 30, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty type, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Commonwealth Bank of Australia	$ 13,985	$ —	$ —	$ 13,985
Societé Generale	4,918	—	—	4,918
Total	$ 18,903	$ —	$ —	$ 18,903
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup	$ 70,872	$ —	$ —	$ 70,872

C. Purchases and Sales of Securities

During the year ended September 30, 2016, purchases and sales of investment securities (excluding short-term instruments and U.S. Treasury obligations) aggregated $494,203,601 and $628,498,409, respectively. Purchases and sales of U.S. Treasury obligations aggregated $138,586,789 and $234,863,564, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%

Accordingly, for the year ended September 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.365% of the Fund's average daily net assets.

For the period from October 1, 2015 through January 31, 2017 (through February 10, 2016 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.80%
Class B	1.55%
Class C	1.55%
Class R6	.55%
Class S	.55%
Institutional Class	.55%

For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 264,995
Class B	110
Class C	122,805
Class R6	20
Class S	958,695
Institutional Class	34,258
$ 1,380,883

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2016, the Administration Fee was $1,131,780, of which $82,190 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2016
Class A	$ 47,983	$ 11,316
Class B	125	—
Class C	9,376	2,156
Class R6	22	5
Class S	268,873	64,221
Institutional Class	1,742	358
	$ 328,121	$ 78,056

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2016
Class B	$ 90	$ —
Class C	1,087,800	82,913
	$ 1,087,890	$ 82,913

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2016	Annual Rate
Class A	$ 714,771	$ 107,335.25%
Class B	18	—	.15%
Class C	362,482	55,905.25%
	$ 1,077,271	$ 163,240

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2016 aggregated $8,406.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), the CDSC for Class B and C shares aggregated $2 and $7,001, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2016, DDI received $24,187 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $21,607, of which $9,830 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended September 30, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $15,494.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2016.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,572,313	$ 48,677,153	6,766,781	$ 60,679,229
Class B	61*	532*	322	2,903
Class C	1,942,190	16,937,163	1,694,928	15,206,829
Class S	18,203,064	159,836,718	19,137,987	172,073,708
Institutional Class	2,856,506	25,126,097	6,686,492	59,742,402
		$ 250,577,663		$ 307,705,071
Shares issued to shareholders in reinvestment of distributions
Class A	778,228	$ 6,788,744	986,663	$ 8,834,673
Class B	6*	49*	145	1,307
Class C	266,035	2,319,127	309,602	2,769,414
Class R6	33	280	30	277
Class S	1,781,961	15,589,913	2,191,873	19,674,492
Institutional Class	171,554	1,498,269	172,962	1,547,558
		$ 26,196,382		$ 32,827,721
Shares redeemed
Class A	(17,097,052)	$ (149,287,196)	(19,665,869)	$ (176,327,919)
Class B	(5,942)*	(52,006)*	(14,099)	(126,557)
Class C	(4,924,711)	(42,969,331)	(6,675,487)	(59,757,721)
Class S	(39,103,820)	(342,569,657)	(51,752,616)	(465,164,041)
Institutional Class	(7,270,598)	(63,909,010)	(3,251,524)	(29,203,784)
		$ (598,787,200)		$ (730,580,022)
Net increase (decrease)
Class A	(10,746,511)	$ (93,821,299)	(11,912,425)	$ (106,814,017)
Class B	(5,875)*	(51,425)*	(13,632)	(122,347)
Class C	(2,716,486)	(23,713,041)	(4,670,957)	(41,781,478)
Class R6	33	280	30	277
Class S	(19,118,795)	(167,143,026)	(30,422,756)	(273,415,841)
Institutional Class	(4,242,538)	(37,284,644)	3,607,930	32,086,176
		$ (322,013,155)		$ (390,047,230)

* For the period from October 1, 2015 to February 10, 2016 (see Note A).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and the Shareholders of Deutsche Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Short Duration Fund (the "Fund") at September 30, 2016, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, transfer agent, brokers, agent banks and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts November 21, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, Class C, Class R6 and Class S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2016 to September 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/16	$ 1,017.50	$ 1,013.70	$ 1,018.80	$ 1,018.80	$ 1,018.80
Expenses Paid per $1,000*	$ 4.03	$ 7.80	$ 2.78	$ 2.78	$ 2.78
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/16	$ 1,021.00	$ 1,017.25	$ 1,022.25	$ 1,022.25	$ 1,022.25
Expenses Paid per $1,000*	$ 4.04	$ 7.82	$ 2.78	$ 2.78	$ 2.78

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Short Duration Fund	.80%	1.55%	.55%	.55%	.55%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 5% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Short Duration Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	PPIAX	PPLCX	DBPIX	PPILX
CUSIP Number	25155T 627	25155T 593	25155T 585	25155T 577
Fund Number	418	718	822	1422

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	PPLZX
CUSIP Number	25155T 452
Fund Number	1634

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche Short Duration Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$91,726	$0	$0	$0
2015	$86,626	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$52,339	$0	$52,339
2015	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

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In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

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In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Short Duration Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 29, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2016